IDT

NYSE: IDT

Investor Presentation

Sidoti Virtual Conference

March 19–20, 2025

Forward-Looking Statements

All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words "believe," "anticipate," "expect," "plan," "intend," "estimate, "target" and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.

Innovative SaaS and Fintech Provider

Newark, NJ Headquarters	**1,850** Employees Globally	**5** Public Company Spinoffs
$1.2 BN TTM Revenue[1]	**$109 MM** TTM Adjusted EBITDA[2]	**$171 MM** Net Cash + Current Investments[3]

IDT | Businesses Built Around Common Strategic Assets

High-Growth, High-Margin Business Segments

NRS Segment:
POS-platform and payment solutions for independent retailers and advertisers

Fintech Segment: International cash remittances and fintech payment solutions

net2phone Segment:
Cloud communications for businesses

Traditional Communications Segment

IDT Digital Payments: Mobile top-up and other digital prepaid offerings

BOSS Revolution: International long-distance calling

IDT global: Wholesale voice and SMS services

IDT STRATEGIC ASSETS

High-Growth High-Margin Businesses

National Retail Solutions (NRS)

Our integrated cloud software, payment processing, and other POS platform solutions enable independent retailers to operate more profitably

The NRS platform also offers advertisers and consumer packaged goods marketers unprecedented reach into urban consumer markets



Try these
#1 Selling P&G
National Brands
Luvs
NRS PAY

NRS | Rapid Network Expansion with Extensive Runway

The Largest POS Platform Serving Independent Retailers in the USA

POS network - 34,800 active terminals at ~30,100 independent retail stores[4]

Core TAM of 200,000 independent retailers:

- C-stores and bodegas
- Liquor stores
- Tobacco shops

New POS formats (tablet, kiosk) to deepen market penetration and expand TAM



Active POS Terminals
+21% YoY
28,700
30,300
32,100
33,100
34,800
2Q24
3Q24
4Q24
1Q25
2Q25
Quarters of fiscal years ended July 31st

NRS | Expanding an Already Exceptional Retail Reach

NRS Network Footprint Compared to Leading Retail Brands – *by USA Locations*


NRS Network
30 K
Dollar General
21 K
Subway
Starbucks
Dollar Tree
McDonalds
7-Eleven
Shell
Exxon Mobil
Dunkin Donuts
CVS Health
Walgreen's
Circle K
BP
Domino's
Pizza Hut
UPS
Walmart

NRS | One platform → Multiple Recurring Revenue[5] Streams

Generating Recurring, High-Margin Revenue at $127 MM ARR[6]

Merchant Services
57% of Recurring Revenue[7]

- Retailers subscribe to NRS Pay, a payment processing solution for electronic payments including credit and debit cards and EBTs

Advertising & Data
32% of Recurring Revenue[7]

- Marketers purchase static and video ad impressions on customer-facing screens from the NRS POS network's inventory
- Data analytics companies & CPG marketers purchase transaction data

SaaS Fees
11% of Recurring Revenue[7]

- Retailers pay a monthly POS system software subscription fee


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NRS | Robust Recurring Revenue[5] Growth



Recurring Revenue
+32% YoY
$30
$25
$20
$15
$10
$5
$0
Millions
$23.9
$24.0
$26.7
$28.9
$31.6
2Q24
3Q24
4Q24
1Q25
2Q25
Merchant Services
Advertising & Data
Saas Fees
Quarters of fiscal years ended July 31st

Powered by terminal network expansion and increasing revenue per terminal

Average monthly recurring revenue per terminal[8] increased to $310 in 2Q25 from $285 in 2Q24

NRS | Merchant Services – Featuring ***NRS Pay***

Merchant Services Revenue & Payment Processing Accounts

NRS Pay – Provides retailers with credit card and other electronic payment processing



$18
$16
$14
$12
$10
$8
$6
Merchant Services Revenue (in millions)
24
22
20
18
16
14
12
NRS Pay accounts (in thousands)
2Q24
3Q24
4Q24
1Q25
2Q25
Merchant Services Revenue
Payment Processing Accounts

Quarters of fiscal years ended July 31st

Robust YoY Expansion Continued in 2Q25

+45% Merchant Services revenue

+32% Payment processing accounts

+10% Merchant Services ARPU[9]

NRS | Advertising & Data – Offering Marketers Unparalleled Reach

America's largest independent retailer-hosted advertising and transaction data network

Advertising

- Ads are served on the NRS POS' customer-facing digital screens
- Inventory is sold to advertisers via programmatic platforms and direct sales
- Participates primarily in the fast growing retail media network space

Data

- Provides CPG marketers with SKU-level transaction data and analytics for over 1.5 billion transactions annually

Advertising & Data Revenue

(in millions)



+15% YoY
$8.7
$6.7
$7.4
$8.5
$10.0
2Q24
3Q24
4Q24
1Q25
2Q25

Fiscal years ended July 31st

NRS | SaaS Fee Revenue Growth Driven by Network Expansion


SaaS Fee Revenue
(in millions)
+30% YoY
$2.7
$2.9
$3.1
$3.3
$3.5
2Q24
3Q24
4Q24
1Q25
2Q25
Quarters of fiscal years ended July 31st

Retailers pay monthly recurring charges (MRCs) for POS Services

Retailers can select from several feature-rich software plans. Fees range from $19.95 to $74.95 per month

Revenue growth drivers:
- POS network expansion
- Migration to premium plans

SaaS Fee monthly revenue per terminal[10] increased (+7% YoY) as retailers subscribe to premium plans

NRS | Delivering Enhanced Profitability and Strong Growth

Balance of growth and profitability

"Rule of 40" [11]

55%


Adjusted EBITDA
(in millions)
+65% YoY
$6.1
$5.6
$7.1
$7.6
$10.1
2Q24
3Q24
4Q24
1Q25
2Q25
Quarters of fiscal years ended July 31st

BOSS MONEY

Our international remittance services enable customers in the U.S. and Canada to send money to friends and family in over 50 destination countries.

BOSS Money's results are reported within IDT's Fintech segment. This segment also holds other initiatives, including IDT's Gibraltar-based bank



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BOSS MONEY

BOSS MONEY | A Powerful & Synergistic Omni-Channel Platform


ENVÍA DINERO
A MÉXICO
DE PAGO EN MÉXICO Y CRECIENDO
elektra
BANORTE
BOSS

Expansive Platform Presence

- Transferring $6 billion in principal value (2Q25 annualized)
- Backed by nationwide marketing of the BOSS brand

Digital (apps) Channel - Superior User Experience

- 40% transaction volume growth (2Q25/2Q24)
- User-rated 4.8 out of 5 stars in App Store
- Over 90% of customers are repeat users

Retail (in-store) Channel - Nationwide Footprint

- 22% transaction volume growth (2Q25/2Q24)
- Strategic 'gateway' - introducing underbanked consumers to BOSS ecosystem
- Agent network expanded 12% YoY

Strategic Platform Expansion

BOSS Money Transactions

(in millions)


+36% YoY
4.2
4.7
5.4
5.6
5.7
2Q24
3Q24
4Q24
1Q25
2Q25

Quarters of fiscal years ended July 31st

Strategically Focused Growth Initiatives

- **Expanding the payout network:** Adding new destination markets including Venezuela, Eritrea and, coming soon, Brazil
- **Payout options:** Introducing additional payout options including direct-to-debit and mobile wallets
- **Efficient customer acquisition:** Enhancing cross-marketing to the 5 million customers in the BOSS ecosystem
- **Fortress balance sheet:** Provides ample working capital to support growth

BOSS MONEY | Robust Omni Channel Revenue Growth

BOSS Money Revenue
(in millions)

+34% YoY


$33.7
$33.5
$31.5
$27.6
$25.0
$30
$25
$20
$15
$10
2Q24
3Q24
4Q24
1Q25
2Q25

Quarters of fiscal years ended July 31st

Growth Highlights YoY in 2Q25

+38% Digital Channel Revenue

+24% Retail Channel Revenue

Driving the Fintech Segment's Turn-Around

Adjusted EBITDA

(in millions)



$4.0
$3.0
$2.0
$1.0
$0
$(1.0)
$(0.0)
$0.2
$1.5
$4.0
$3.9
2Q24
3Q24
4Q24
1Q25
2Q25

Quarters of fiscal years ended July 31st

10.5%

Adjusted EBITDA margin[12] in 2Q25 compared to no margin (0%) in 2Q24

net2phone

Our cloud-based, unified communications and contact center solutions help businesses succeed by interacting with their consumers with enhanced intelligence and insights



net2phone | Compelling Offerings

Key Features & Functionalities for Today's Business Environment

unite (UCaaS)

Combines voice, video, and messaging into a single interface, making communications seamless for in-office, remote, or hybrid work

- Voice
- Video
- Messaging
- Mobile App
- Analytics
- Integrations



uContact (CCaaS)

Scalable contact center platform for organizations with high interaction volumes

- Agent & Supervisor Roles
- Omnichannel Interactions
- Auto Dialers
- Chatbots
- Workflows
- Reporting

Offerings Differentiated by Market, Geography, and Channel

Focus on Mid-Market Businesses

- Market fragmentation
- Lower friction toward switching costs
- Tech focus on UX

Channel Partner Centric

- Feature-rich partner portal
- Partner incentives & toolkit enhance stickiness

INTELISYS · TELARUS · SANDLER PARTNERS · AVANT · TBI · AppSmart

Distinctive Geography with Deeply Localized Offerings

- Focus on Americas
- UX customized by market / region

UCaaS Seats Served by Region


Latin America
USA
Canada
Europe

net2phone | Solid Growth

Subscription Revenue[13] & Total Seats Served[14]



Subscription revenue (in millions)
$21
$20
$19
$18
420
400
380
360
Seats (in thousands)
2Q24
3Q24
4Q24
1Q25
2Q25
Subscription revenue
Seats Served

Quarters of fiscal years ended July 31st

Growth Highlights YoY in 2Q25

+14% Subscription revenue on a constant currency basis

+9% Total seats served

+10% CCaaS seats served

net2phone | Margin Expansion

Current Drivers

- Higher ARPU CCaaS growth
- Operating leverage[15] – fixed SG&A including technology & development as a % of revenue - decreased to 43% in 2Q25 from 46% in 2Q24

New Premium Plans and Add-Ons

- **AI Agent -** A powerful, customizable virtual agent to handle sales, support, and administrative tasks across website, phone, and chat channels.
- **Premium Plans -** Feature sets driven by AI
- **Burstability -** A premium functionality enabling users to adjust capacity to effectively manage demand volatility
- **Call Center Essentials -** Key call center functionalities tailored for professional offices and small enterprises



net2phone Increasing Adjusted EBITDA & Margins



Adjusted EBITDA
(in millions)
+55% YoY
$1.8
$2.1
$2.5
$2.5
$2.9
2Q24
3Q24
4Q24
1Q25
2Q25

Quarters of fiscal years ended July 31st

13%

Adjusted EBITDA margin in 2Q25 compared to 9% in 2Q24

Traditional Communications Segment

Traditional Communications | Primary Businesses

IDT DIGITAL PAYMENTS

Cross-border value transfers through mobile-top-up and other digital prepaid offerings

$414 MM

TTM Revenue

BOSS REVOLUTION

International calling serving over 4 MM customers

$236 MM

TTM Revenue

IDT global

Voice & SMS Services

Terminates & manages international voice traffic and SMS through direct connections to over 150 countries

$204 MM

TTM Revenue

Traditional Communications: Durable Cash Generation



Adjusted EBITDA
(in millions)
$20
$15.0
$10.0
$5
Adjusted EBITDA
$17.0
$14.9
$16.3
$17.8
$20.2
2Q24
3Q24
4Q24
1Q25
2Q25
Quarters of fiscal years ended July 31st

9.5%

Adjusted EBITDA margin in 2Q25 compared to 7.6% in 2Q24

IDT **Consolidated**

Revenue
(YoY)

+24% Growth Segments[16]

-5% Traditional Communications Segment

Consolidated Revenue
(in millions)


$296
$300
$309
$310
$303
2Q24
3Q24
4Q24
1Q25
2Q25
Quarters of fiscal years ended July 31st

IDT | GP Expansion Powered by Rotation to Growth Businesses



Gross Profit
(in millions)
+16% (YoY)
$97
$97
$102
$108
$112
76% gross margin
20% gross margin
2Q24
3Q24
4Q24
1Q25
2Q25
Traditional Communications Segment
Growth Segments
Quarters of fiscal years ended July 31st

37%

Gross profit margin in 2Q25 compared to 33% in 2Q24

IDT | Increasing Profitability Backed by a Strong Balance Sheet

+56% (YoY)

Adjusted EBITDA and Adjusted EBITDA Margin



Adjusted EBITDA (in millions)
$35
$30
$25
$20
$15
$10
$5
$21.8
$20.6
$25.2
$29.1
$34.0
12%
10%
8%
6%
4%
2%
Adjusted EBITDA Margin
2Q24
3Q24
4Q24
1Q25
2Q25
Adjusted EBITDA
Adjusted EBITDA Margin

Quarters of fiscal years ended July 31st

Balance Sheet Highlights

- $171 million in cash + current investments[3]
- $0 debt[3]

Returning Value to Stockholders

- Stock buybacks - $15.8 MM (TTM)
- Recently raised quarterly dividend to $0.06

IDT | Bottom line – Not Your Typical Small Cap Company

- **Profitable** – Track record of increasing cash-flow generation
- **Fast Growing** – Three high margin, tech driven businesses pursuing large market opportunities
- **Fortress Balance Sheet** – To support growth initiatives and M&A activity
- **Shareholder Return** – Creating value for shareholders through dividends and opportunistic buybacks

Thank You

invest@idt.net

Footnotes

(1) Throughout this presentation, TTM refers to the twelve month period ended January 31, 2025. All quarterly results presented refer to three month periods of the fiscal year ended: October 31st (1Q), January 31st (2Q); April 30th (3Q); July 31st (4Q).

(2) Throughout this presentation, Adjusted EBITDA is a Non-GAAP measure intended to provide useful information that supplements IDT's or the relevant segment's results in accordance with GAAP. Please refer to the Non-GAAP Reconciliation at the end of this presentation for an explanation of this term and its reconciliation to the most directly comparable GAAP measure.

(3) 'Net cash and current investments' consists of cash and cash equivalents plus current debt securities plus current equity investments minus total debt as of January 31, 2025. The company had no outstanding debt as of that date.

(4) Active POS terminals and stores as of January 31, 2025.

(5) NRS' recurring revenue is the aggregate of NRS Advertising & Data, Merchant Services and SaaS Fee revenues. Recurring revenue excludes the one time revenue from the sale of NRS POS terminals.

(6) ARR (annual recurring revenue) is recurring revenue for the three month period ended January 31, 2025 times four.

(7) Percentages are percentages of recurring revenue for the quarter ended January 31, 2025 (2Q25).

(8) NRS' average monthly recurring revenue per terminal is calculated by dividing NRS' recurring revenue for the quarter by the average number of terminals active during the quarter, and then dividing by three.

(9) Merchant Services monthly average revenue per user (ARPU) is calculated by dividing the Merchant Services revenue for the quarter by the average number of NRS Pay accounts during the quarter, and then dividing by three.

(10) SaaS Fee Revenue per terminal is calculated by dividing NRS SaaS Fee revenue for the quarter by the average number of active terminals during the quarter, and then dividing by three.

Footnotes, *continued*

(11) The "Rule of 40" is a commonly used metric to evaluate the performance of software as a service (SaaS) providers. It postulates that a SaaS company's growth rate when added to its free cash flow rate should equal or exceed 40 percent. For NRS, the "Rule of 40" result for 2Q25 is computed by adding the growth rate of NRS' recurring revenues for 2Q25 compared to 2Q24 to NRS' Adjusted EBITDA less capital expenditures as a percentage of total NRS revenue for TTM 2Q25.

(12) Throughout this presentation, Adjusted EBITDA margin is Adjusted EBITDA for IDT on a consolidated basis or its relevant business segment divided by the comparable unit's revenue for the fiscal quarter.

(13) net2phone subscription revenue is revenue for the net2phone segment exclusive of equipment (phone) sales and revenue generated by a legacy SIP trunking offering in Brazil. Subscription revenue percentage increases are 2Q25 compared to 2Q24.

(14) Total seats served are Unified Communications as a Service (UCaaS) seats plus Contact Center as a Service (CCaaS) seats as of the last day of the relevant reporting period.

(15) Operating leverage is calculated by dividing fixed SG&A and technology and development expense, excluding depreciation and amortization expense, by revenue for the corresponding fiscal quarters.

(16) Growth segments are the aggregate of the National Retail Solutions , net2phone, and Fintech reporting segments.

Non-GAAP Reconciliation

IDT | Non-GAAP Reconciliation

IDT's Adjusted EBITDA is a non-GAAP measure. Generally, a non-GAAP measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP).

Management believes that IDT's Adjusted EBITDA provides useful information to both management and investors by excluding certain expenses and non-routine gains and losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strength in its financial and operational decision making. Management also uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported Adjusted EBITDA and believes this measure is commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting.

Management refers to Adjusted EBITDA, as well as the GAAP measures income (loss) from operations and net income on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or capitalized in prior periods. IDT's Adjusted EBITDA, which is exclusive of depreciation and amortization, is a useful indicator of its current performance.

Severance expense is excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

IDT | Non-GAAP Reconciliation, continued

Other operating (expense) gain, net, which is a component of income (loss) from operations, is excluded from the calculation of Adjusted EBITDA. Other operating (expense) gain, net includes, among other items, legal fees net of insurance claims related to Straight Path Communications Inc.'s stockholders' class action, gains from the write-offs of a contingent consideration liabilities, and gain from the sale of state income tax credits. From time-to-time, IDT may have gains or incur costs related to non-routine legal, tax, and other matters, however, these various items generally do not occur each quarter. IDT believes the gain and losses from these non-routine matters are not components of IDT's or the relevant segment's core operating results.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities, net income (loss), or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following is a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measures, which is income (loss) from operations.

IDT | FINANCIALS · Non-GAAP Reconciliation – Slide 14

Reconciling Income from Operations to Adjusted EBITDA
for NRS
(USD in thousands)

	2Q24	3Q24	4Q24	1Q25	2Q25
Income from operations	5,349	4,768	6,048	6,613	9,127
Depreciation and amortization	777	819	870	960	995
Severance expense	-	14	5	7	-
Other operating expense	-	-	150	-	-
Adjusted EBITDA	6,126	5,601	7,073	7,580	10,122

Reconciling (Loss) Income from Operations to Adjusted EBITDA
for the Fintech Segment
(USD in thousands)

	2Q24	3Q24	4Q24	1Q25	2Q25
(Loss) income from operations	(736)	(553)	2,543	3,236	3,097
Depreciation and amortization	725	723	732	735	758
Severance expense	-	-	-	-	-
Other operating expense (gain), net	-	74	(1,765)	-	-
Adjusted EBITDA	(12)	243	1,510	3,970	3,855

Reconciling Income from Operations to Adjusted EBITDA
for net2phone
(USD in thousands)

	2Q24	3Q24	4Q24	1Q25	2Q25
Income from operations	367	476	845	999	1,104
Depreciation and amortization	1,552	1,574	1,568	1,558	1,575
Severance expense	-	73	23	(19)	-
Other operating (gain) expense, net	(73)	-	17	-	188
Adjusted EBITDA	1,845	2,123	2,452	2,538	2,867

Reconciling Income from Operations to Adjusted EBITDA
for the Traditional Communications Segment
(USD in thousands)

	2Q24	3Q24	4Q24	1Q25	2Q25
Income from operations	14,618	12,467	13,944	15,672	18,068
Depreciation and amortization	2,029	1,978	1,909	1,972	1,905
Severance expense	345	422	292	190	233
Other operating expense (gain), net	1	(1)	186	(0)	33
Adjusted EBITDA	16,992	14,866	16,330	17,833	20,239

Reconciling Income from Operations to Adjusted EBITDA
for IDT Consolidated
(USD in thousands)

	2Q24	3Q24	4Q24	1Q25	2Q25
Income from operations	16,018	11,432	20,139	23,640	28,317
Depreciation and amortization	5,099	5,111	5,095	5,241	5,250
Severance expense	345	779	50	178	233
Other operating expense (gain), net	294	3,231	(96)	(0)	227
Adjusted EBITDA	21,755	20,551	25,188	29,057	34,025